SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2007

CYBER DIGITAL, INC.

(Exact name of registrant as specified in its charter)

New York	0-13992	11-2644640
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

400 Oser Avenue, Hauppauge, New York (Address of principal executive offices)	11788 (Zip code)

Registrant's telephone number, including area code: (631) 231-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On December 20, 2007, the Board of Directors (the "Board") of Cyber Digital, Inc. (the "Company") amended Article V of the Company's Amended and Restated By-Laws to expressly provide that the shares of the Company shall be represented by certificates or shall be uncertificated shares. The preceding is qualified in its entirety by reference to the Company's Amended and Restated By-Laws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

ITEM 9. Financial Statements and Exhibits

(c) Exhibits

Exhibit No. Description

3.1 Amended and Restated By-Laws of Cyber Digital, Inc., effective December 20, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cyber Digital, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER DIGITAL, INC.

/s/ J.C. Chatpar

J.C. Chatpar

President, Chief Executive Officer and Chief Financial Officer

DATE: December 20, 2007

Exhibit Index

Exhibit No. Description

3.1 Amended and Restated By-Laws of Cyber Digital, Inc., effective December 20, 2007.